EXHIBIT 99.2

United Community Banks, Inc.

Proforma Earnings per share (operating)(1)
Restated for 3 for 2 stock split (Record date — April 14, 2004/Distribution date — April 28, 2004)
(in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
For the quarter ended	2003	2003	2003	2003	2002
Basic earnings per share:
Weighted average shares outstanding	35,260	35,112	34,280	31,827	31,940
Net income available to common shareholders	$10,580	$10,352	$9,869	$8,593	$8,534
Basic earnings per share	$.30	$.29	$.29	$.27	$.27

Diluted earnings per share:
Weighted average shares outstanding	35,260	35,112	34,280	31,827	31,940
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	759	670	687	689	757
Effect of conversion of subordinated debt	372	402	420	420	420

Total weighted average shares and common stock equivalents outstanding	36,391	36,185	35,387	32,936	33,117

Net income available to common shareholders	10,580	10,352	9,869	8,593	8,534
Income effect of conversion of subordinated debt, net of tax	23	23	24	25	27

Net income, adjusted for effect of conversion of subordinated debt, net of tax	10,603	10,375	9,893	8,618	8,561

Diluted earnings per share	$.29	$.29	$.28	$.26	$.26

Period-end shares outstanding	35,289	35,232	34,967	33,055	31,895
Cash dividends declared per share	$.0500	$.0500	$.0500	$.0500	$.0417
Book value per share	$8.47	$8.20	$8.15	$7.39	$6.89

[Additional columns below]

[Continued from above table, first column(s) repeated]

	September 30,	June 30,	March 31,	December 31,
For the quarter ended	2002	2002	2002	2001
Basic earnings per share:
Weighted average shares outstanding	32,089	32,111	32,110	31,914
Net income available to common shareholders	$8,375	$8,073	$7,694	$7,679
Basic earnings per share	$.26	$.25	$.24	$.24

Diluted earnings per share:
Weighted average shares outstanding	32,089	32,111	32,110	31,914
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	841	1,043	564	506
Effect of conversion of subordinated debt	420	420	420	420

Total weighted average shares and common stock equivalents outstanding	33,349	33,574	33,094	32,840

Net income available to common shareholders	8,375	8,073	7,694	7,679
Income effect of conversion of subordinated debt, net of tax	29	29	28	32

Net income, adjusted for effect of conversion of subordinated debt, net of tax	8,404	8,102	7,722	7,711

Diluted earnings per share	$.25	$.24	$.23	$.23

Period-end shares outstanding	32,017	32,121	32,101	32,267
Cash dividends declared per share	$.0417	$.0417	$.0417	$.0333
Book value per share	$6.67	$6.47	$6.07	$5.98

	Six Months Ended		Nine Months Ended		Years Ended
	June 30,	June 30,	September 30,	September 30,	December 31,
	2003	2002	2003	2002	2003
Basic earnings per share:
Weighted average shares outstanding	33,060	32,111	33,752	32,103	34,132
Net income available to common shareholders	$18,462	$15,767	$28,814	$24,142	$39,409
Basic earnings per share	$.56	$.49	$.85	$.75	$1.15

Diluted earnings per share:
Weighted average shares outstanding	33,060	32,111	33,752	32,103	34,132
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	686	805	688	817	715
Effect of conversion of subordinated debt	420	420	410	420	405

Total weighted average shares and common stock equivalents outstanding	34,166	33,335	34,849	33,340	35,252

Net income available to common shareholders	18,462	15,767	28,814	24,142	39,409
Income effect of conversion of subordinated debt, net of tax	49	57	72	86	95

Net income, adjusted for effect of conversion of subordinated debt, net of tax	18,511	15,824	28,886	24,228	39,504

Diluted earnings per share	$.54	$.47	$.83	$.73	$1.12

Period-end shares outstanding	34,967	32,121	35,232	32,017	35,289
Cash dividends declared per share	$.1000	$.0833	$.1500	$.1250	$.2000
Book value per share	$8.15	$6.47	$8.20	$6.67	$8.47

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Years Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2000	1999	1998
Basic earnings per share:
Weighted average shares outstanding	32,062	31,691	30,900	30,237	29,997
Net income available to common shareholders	$32,676	$28,194	$21,704	$17,253	$15,650
Basic earnings per share	$1.02	$.89	$.70	$.57	$.52

Diluted earnings per share:
Weighted average shares outstanding	32,062	31,691	30,900	30,237	29,997
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	759	513	471	606	498
Effect of conversion of subordinated debt	420	420	420	420	420

Total weighted average shares and common stock equivalents outstanding	33,241	32,624	31,791	31,263	30,915

Net income available to common shareholders	32,676	28,194	21,704	17,253	15,650
Income effect of conversion of subordinated debt, net of tax	113	169	220	191	206

Net income, adjusted for effect of conversion of subordinated debt, net of tax	32,789	28,363	21,924	17,444	15,856

Diluted earnings per share	$.99	$.87	$.69	$.56	$.51

Period-end shares outstanding	31,895	32,266	31,542	30,281	29,508
Cash dividends declared per share	$.1667	$.1333	$.1000	$.0667	$.0500
Book value per share	$6.89	$5.98	$4.97	$3.85	$3.91

(1)	The financial information above is presented on an operating basis which excludes after-tax merger-related charges totaling $580 thousand or $.01 per diluted share occurring in the 4th quarter of 2003, $668 thousand or $.01 per diluted share occurring in the 2nd quarter of 2003, $840 thousand or $.01 per diluted share occurring in the 1st quarter of 2003, $1.1 million or $.03 per diluted share occurring in the 4th quarter of 2001, $7.2 million or $.23 per diluted share occurring in the 3rd quarter of 2000, and $1.2 million or $.04 per diluted share occurring in 1999.

United Community Banks, Inc.
Proforma Earnings per share (GAAP)
Restated for 3 for 2 stock split (Record date — April 14, 2004 / Distribution date — April 28, 2004)
 (in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
For the quarter ended	2003	2003	2003	2003	2002
Basic earnings per share:
Weighted average shares outstanding	35,260	35,112	34,280	31,827	31,940
Net income available to common shareholders	$10,197	$10,352	$9,441	$8,047	$8,534
Basic earnings per share	$.29	$.29	$.28	$.25	$.27

Diluted earnings per share:
Weighted average shares outstanding	35,260	35,112	34,280	31,827	31,940
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	759	670	687	689	757
Effect of conversion of subordinated debt	372	402	420	420	420

Total weighted average shares and common stock equivalents outstanding	36,391	36,185	35,387	32,936	33,117

Net income available to common shareholders	10,197	10,352	9,441	8,047	8,534
Income effect of conversion of subordinated debt, net of tax	23	23	24	25	27

Net income, adjusted for effect of conversion of subordinated debt, net of tax	10,220	10,375	9,465	8,072	8,561

Diluted earnings per share	$.28	$.29	$.27	$.25	$.26

Period-end shares outstanding	35,289	35,232	34,967	33,055	31,895
Cash dividends declared per share	$.0500	$.0500	$.0500	$.0500	$.0417
Book value per share	$8.47	$8.20	$8.15	$7.39	$6.89

[Additional columns below]

[Continued from above table, first column(s) repeated]

	September 30,	June 30,	March 31,	December 31,
For the quarter ended	2002	2002	2002	2001
Basic earnings per share:
Weighted average shares outstanding	32,089	32,111	32,110	31,914
Net income available to common shareholders	$8,375	$8,073	$7,694	$6,595
Basic earnings per share	$.26	$.25	$.24	$.21

Diluted earnings per share:
Weighted average shares outstanding	32,089	32,111	32,110	31,914
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	841	1,043	564	506
Effect of conversion of subordinated debt	420	420	420	420

Total weighted average shares and common stock equivalents outstanding	33,349	33,574	33,094	32,840

Net income available to common shareholders	8,375	8,073	7,694	6,595
Income effect of conversion of subordinated debt, net of tax	29	29	28	32

Net income, adjusted for effect of conversion of subordinated debt, net of tax	8,404	8,102	7,722	6,627

Diluted earnings per share	$.25	$.24	$.23	$.20

Period-end shares outstanding	32,017	32,121	32,101	32,267
Cash dividends declared per share	$.0417	$.0417	$.0417	$.0333
Book value per share	$6.67	$6.47	$6.07	$5.98

	Six Months Ended		Nine Months Ended		Years Ended
	June 30,	June 30,	September 30,	September 30,	December 31,
	2003	2002	2003	2002	2003
Basic earnings per share:
Weighted average shares outstanding	33,060	32,111	33,752	32,103	34,132
Net income available to common shareholders	$17,488	$15,767	$27,840	$24,142	$38,052
Basic earnings per share	$.53	$.49	$.82	$.75	$1.11

Diluted earnings per share:
Weighted average shares outstanding	33,060	32,111	33,752	32,103	34,132
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	686	805	688	817	715
Effect of conversion of subordinated debt	420	420	410	420	405

Total weighted average shares and common stock equivalents outstanding	34,166	33,335	34,849	33,340	35,252

Net income available to common shareholders	17,488	15,767	27,840	24,142	38,052
Income effect of conversion of subordinated debt, net of tax	49	57	72	86	95

Net income, adjusted for effect of conversion of subordinated debt, net of tax	17,537	15,824	27,912	24,228	38,147

Diluted earnings per share	$.51	$.47	$.80	$.73	$1.08

Period-end shares outstanding	34,967	32,121	35,232	32,017	35,289
Cash dividends declared per share	$.1000	$.0833	$.1500	$.1250	$.2000
Book value per share	$8.15	$6.47	$8.20	$6.67	$8.47

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Years Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2000	1999	1998
Basic earnings per share:
Weighted average shares outstanding	32,062	31,691	30,900	30,237	29,997
Net income available to common shareholders	$32,676	$27,110	$14,474	$16,098	$15,650
Basic earnings per share	$1.02	$.86	$.47	$.53	$.52

Diluted earnings per share:
Weighted average shares outstanding	32,062	31,691	30,900	30,237	29,997
Net effect of the assumed exercise of stock options based on the treasury stock method using average market price for the period	759	513	471	606	498
Effect of conversion of subordinated debt	420	420	420	420	420

Total weighted average shares and common stock equivalents outstanding	33,241	32,624	31,791	31,263	30,915

Net income available to common shareholders	32,676	27,110	14,474	16,098	15,650
Income effect of conversion of subordinated debt, net of tax	113	169	220	191	206

Net income, adjusted for effect of conversion of subordinated debt, net of tax	32,789	27,279	14,694	16,289	15,856

Diluted earnings per share	$.99	$.84	$.46	$.52	$.51

Period-end shares outstanding	31,895	32,266	31,542	30,281	29,508
Cash dividends declared per share	$.1667	$.1333	$.1000	$.0667	$.0500
Book value per share	$6.89	$5.98	$4.97	$3.85	$3.91